UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): January 5, 2006

                            ENTERTAINMENT IS US, INC.

             (Exact name of registrant as specified in its charter)


          Delaware                    001-31263                  98-034160
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
    of incorporation or                                      Identification No.)
       organization)

                         11555 Heron Bay Blvd., Ste. 200
                             Coral Gables, FL 33076
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (954) 603-0494

                                   Copies to:
                            Richard A. Friedman, Esq.
                       Sichenzia Ross Friedman Ference LLP
                     1065 Avenue of the Americas, 21st Floor
                            New York, New York 10018
                              (212) 930-9700 (212)
                                 930-9725 (fax)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On January 5, 2006, the Company's Director ratified the resignation of David F. Hostelley from his positions as President and a Director of the Company, effective November 28, 2005.

Also on January 5, 2006, Noriyuki Kanayama, was appointed as Chief Executive Officer and a Director of the Company. Mr. Kanayama, 52, joined the Sunkyo Corporation in 1993 and has served as the Chief Executive Officer of Sunkyo Corporation since 1996. Sunkyo, the Company's wholly owned subsidiary, owns and operates Pachinko gaming establishments in Japan. Prior thereto, from 1988 to 1993, Mr. Kanayama worked as a consultant for a number of real estate investors located in Beverly Hills, California, U.S.A.

Item 9.01 Financial Statements and Exhibits

(a) Financial statements of business acquired.

Not applicable.

(b) Pro forma financial information.

Not applicable.

(c) Exhibits

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Entertainment Is Us, Inc.



Date: January 11, 2006


/s/ Gary Stewart
----------------
Gary Stewart
Chief Financial Officer